SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2015

ADAMS RESOURCES & ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147

(State or other jurisdiction	(Commission file	(IRS employer
of incorporation)	number)	Identification no.)

17 S. Briar Hollow Lane, Houston, Texas		77027

(Address of principal executive offices)		(Zip code)

(713) 881-3600
____________________________________

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
(17 CFR 240.13e-4c))

Item 2.02.	Results of Operations and Financal Condition.

On November 5, 2015, Adams Resources & Energy, Inc., a Delaware corporation, issued a press release announcing a dividend and financial results for the third quarter ended September 30, 2015.  A copy of the news release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.  The information in the Current Report on Form 8-K, including the exhibit, shall not be deemed ‟filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the ‟Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY. INC.

November 5, 2015	BY: /s/ Richard B. Abshire
Richard B. Abshire
Chief Financial Officer